FIRST AMENDMENT TO
                              AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT


     This FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is made as of January 31, 2003 by and between LaSalle Bank National Association, a national banking association ("Bank"), and CFC International, Inc., a Delaware corporation ("Borrower").

                                   BACKGROUND

     A. Borrower and Bank are parties to an Amended and Restated Loan and Security Agreement dated as of May 17, 2001 (the "Loan Agreement"), pursuant to which Bank has made certain loans, advances and other financial accommodations to Borrower, and as security therefor, Borrower has granted to Bank a lien on certain real and personal property.

     B. Unless otherwise defined, capitalized terms used in this Amendment shall have the meanings given to them in the Loan Agreement.

     C. Borrower has requested that Bank, among other things, (i) extend the maturity of the Revolving Loan, (ii) extend the maturity of the Term Loan and the Second Term Loan, (iii) change the interest rate payable on the Term Loan and the Second Term Loan and (iv) modify certain other terms of the Loan Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in consideration of the foregoing and the premises herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

SECTION 1       AMENDMENT.
                ---------

     1.1 Section 1.1 of the Loan Agreement is hereby amended by amending and restating the following definitions appearing therein in their entirety to read as follows:

          "Revolving Loan Maturity Date" shall mean April 1, 2005.

          "Second Term Loan Maturity Date" shall mean January 31, 2008, unless extended by Bank pursuant to any modification, extension or renewal by Borrower and accepted by Bank in its sole and absolute discretion in substitution for the Second Term Note.

          "Swap Rate" shall mean with respect to either the Term Loan and/or the Second Term Loan, the "Fixed Rate" under (and as such term is defined in) the Term Loan Interest Rate Agreement or the Second Term Loan Interest Rate Agreement, as applicable.

          "Term Loan Maturity Date" shall mean January 31, 2008, unless extended by Bank pursuant to any modification, extension or renewal by Borrower and accepted by Bank in its sole and absolute discretion in substitution for the Term Note.

     1.2 Section 1.1 of the Loan Agreement is hereby amended by inserting the following new definitions therein in their appropriate alphabetical positions to read as follows:

          "Account", "Account Debtor", "Chattel Paper", "Commercial Tort Claims", "Deposit Accounts", "Documents", "Electronic Chattel Paper", "Equipment", "General Intangibles", "Goods", "Instruments", "Inventory", "Investment Property", "Letter-of-Credit Right", "Proceeds" and "Tangible Chattel Paper" shall have the respective meanings assigned to such terms in the Illinois Uniform Commercial Code, as the same may be in effect from time to time.

          "Bank Cost of Funds" means, with respect to the Term Loan or Second Term Loan for which the Borrower shall have elected the Fixed Rate interest option, Bank's cost for a matched fund deposit in the notional amount and maturity corresponding to the Term Loan or Second Term Loan, as applicable, as of the date such Fixed Rate is designated by Bank.

          "Fixed Rate" means either the Second Term Loan Fixed Rate or the Term Loan Fixed Rate, as applicable.

          "Real Property" means the real property owned by the Borrower and located at 500 State Street, Chicago Heights, Illinois.

          "Second Term Loan Fixed Rate" means a fixed rate of interest to be applicable to the Second Term Loan upon the effectiveness of the election of such option by the Borrower in accordance with Section 2.3.3, which rate shall be determined in accordance with Annex B attached hereto based on the Borrower's ratio of Liabilities to Tangible Net Worth as in effect on the effective date of such election (and as determined in accordance with Section 8.2).

          "Second Term Loan Interest Rate Agreement" means an Interest Rate Agreement entered into between Borrower and Bank in the notional amount and maturity corresponding to that of the Second Term Loan as of the effective date of the Second Term Loan Interest Rate Agreement, which agreement shall be in form and substance satisfactory to Bank and shall only become effective upon the satisfaction by Borrower or waiver by Bank of the conditions specified therein.

          "Term Loan Fixed Rate" means a fixed rate of interest to be applicable to the Term Loan upon the effectiveness of the election of such option by the Borrower in accordance with Section 2.2.3, which rate shall be determined in accordance with Annex A attached hereto based on the Borrower's ratio of Liabilities to Tangible Net Worth as in effect on the effective date of such election (and as determined in accordance with Section 8.2).

          "Term Loan Interest Rate Agreement" means an Interest Rate Agreement entered into between Borrower and Bank in the notional amount and maturity corresponding to that of the Term Loan as of the effective date of the Term Loan Interest Rate Agreement, which agreement shall be in form and substance satisfactory to Bank and shall only become effective upon the satisfaction by Borrower or waiver by Bank of the conditions specified therein.

          "Uniform Commercial Code" means the Uniform Commercial Code in effect from time to time in the State of Illinois.

     1.3 Section 2.2.3 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

          "2.2.3 Term Loan Interest Rate. The principal amount from time to time outstanding under the Term Loan shall bear interest at one of the following rates: (i) the Prime Rate or (ii)(a) from and after the election of Borrower with respect to all, but not less than all, of the outstanding principal balance of the Term Loan made upon at least two (2) Banking Days' prior written notice to Bank, the Term Loan Fixed Rate or (b) with respect to all, but not less than all of the outstanding principal balance of the Term Loan, subject to, and from and after the effectiveness of, the Second Term Loan Interest Rate Agreement, the Swap Rate; it being agreed that any such election by the Borrower of the Term Loan Fixed Rate or the Swap Rate shall be final and non-revocable and Borrower shall have no right to terminate such election prior to the Term Loan Maturity Date. Interest shall be calculated on the basis of a year consisting of 360 days and shall be paid for the actual number of days elapsed. Any amount of principal or interest on the Term Loan which is not paid when due, whether at stated maturity, by acceleration or otherwise shall bear interest payable on demand at the Default Rate."

     1.4 Section 2.2.4 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:


          "2.2.4 Repayment or Principal. Payments of principal amounts due under the Term Note shall be made in sixty (60) equal monthly installments of principal, each in the amount of Thirteen Thousand Fifty-One and No/100 Dollars ($13,051), plus interest, commencing on February 1, 2003 and continuing on the first day of each month thereafter, unless such day is not a Business Day, then on the next succeeding Business Day, and a final installment of the then outstanding principal balance together with all interest accrued thereon on the Term Loan Maturity Date. Principal amounts repaid on the Term Note may not be borrowed again."

     1.5 Section 2.3.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:


          "2.3.1 Increase of Second Term Loan. The parties acknowledge that Bank has heretofore made a term loan to Borrower under the Original Agreement, the outstanding principal amount of which as of December 30, 2002 was approximately $4,684,029. Bank has agreed to increase the outstanding principal amount of the Second Term Loan, the principal amount of which, as of the date hereof after giving effect to such increase, shall be $4,806,574 (the "Second Term Loan"). The increase of the Second Term Loan shall constitute a part of the "Second Term Loan" under the Original Agreement, and all Collateral securing the Obligations thereunder continue to secure the Obligations hereunder with the same priority and effective dates of recording or filing for the Original Agreement. The Second Term Loan shall be subject to the terms and conditions of this Agreement and the other Loan Documents."

     1.6 Section 2.3.2 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

          "2.3.2 Second Term Note; Repayment of Principal. In order to evidence the Second Term Loan on the date hereof, Borrower will execute and deliver a promissory note, in the form of Exhibit C (together with any and all amendments, modifications, supplements, substitutions, renewals, extensions, and restatements, thereof and therefor, the "Second Term Note"), repayable and maturing in accordance with and bearing interest as set forth in this Agreement. Payments of principal amounts due under the Second Term Note shall be made in sixty (60) equal monthly installments of principal, each in the amount of Sixty-Six Thousand Seven Hundred Fifty and No/100 Dollars ($66,750), plus interest, commencing on February 1, 2003 and continuing on the first day of each month thereafter, unless such day is not a Business Day, then on the next succeeding Business Day, and a final installment of the then outstanding principal balance together with all interest accrued thereon on the Second Term Loan Maturity Date. Principal amounts repaid on the Second Term Note may not be borrowed again."

     1.7 Section 2.3.3 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

          "2.3.3 Second Term Loan Interest Rate. The principal amount from time to time outstanding under the Second Term Loan shall bear interest at one of the following rates: (i) the Prime Rate or (ii) (a) from and after the election of Borrower with respect to all, but not less than all, of the outstanding principal balance of the Second Term Loan made upon at least two (2) Banking Days' prior written notice to Bank, the Second Term Loan Fixed Rate or (b) with respect to all, but not less than all of the outstanding principal balance of the Second Term Loan, subject to, and from and after the effectiveness of, the Term Loan Interest Rate Agreement, the Swap Rate; it being agreed that any such election by the Borrower of the Term Loan Fixed Rate or the Swap Rate shall be final and Borrower shall have no right to terminated such election prior to the Second Term Loan Maturity Date. Any amount of principal or interest on the Second Term Loan which is not paid when due, whether at stated maturity, by acceleration or otherwise shall bear interest payable on demand at the Default Rate."

     1.8 Section 2.5.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

          "2.5.1 Prepayment of Term Loan or Second Term Loan. The principal balance of the Term Loan and the Second Term Loan may be prepaid in whole or in part at any time without premium or penalty except as provided in Sections 2.5.2 and 2.5.3. Any prepayment of the Term Loan or the Second Term Loan (i) shall include accrued interest on the amount of such prepayment to the date of such prepayment, (ii) shall be in a minimum amount of $10,000 or a multiple of $1,000 in excess thereof and (iii) shall to the extent the Term Loan is the Second Term Loan is/are bearing interest at the Fixed Rate or the Swap Rate, include any Make Whole Premium Amount or Interest Charges associated with respect to such prepayment as provided in Sections 2.5.2 and 2.5.3.

     1.9 Section 2.5.2 of the Loan Agreement shall be amended and restated in its entirety to read as follows:

          "2.5.2 Prepayment of Fixed Rate Loans. In connection with any prepayment, in whole or in part, of the Term Loan or the Second Term Loan which is then bearing interest at the Fixed Rate, Borrower shall pay to Bank as provided hereunder, a "Make Whole Premium Amount" if the "Reinvestment Yield" (as hereinafter defined) is less than Bank's matched cost for the Loan being prepaid. The "Make Whole Premium Amount" shall equal the positive difference between two sums determined by subtracting the second sum from the first sum, each sum representing the total cumulative present value of each payment of principal being prepaid. The first sum shall be calculated by discounting each such prepaid amount utilizing an interest factor equal to Bank's matched cost for the Loan being prepaid. The "Reinvestment Yield" shall be defined as the sum of the U.S. Treasury Rate for an issue with comparable average life to that portion of the Term Loan or the Second Term Loan being prepaid plus the corresponding swap spread as published in Bloomberg's Financial Markets Commodities News. In the absence of material error, a certificate from Bank specifying such losses, costs or expenses shall be conclusive and binding on all parties. The Term Loan and/or the Second Term Loan, as applicable, shall be conclusively deemed to have been funded on behalf of Bank in the manner specified by it in such calculations by the purchase of a matched fund deposit corresponding in amount and maturity to such Term Loan or Second Term Loan."

     1.10 Section 2.5.3 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

          "2.5.3 Prepayment of Swap Rate Loans. Notwithstanding anything contained herein to the contrary, upon the prepayment of any amounts owing under Loans in respect of which interest is calculated pursuant to the Swap Rate for any reason whatsoever, including upon the acceleration thereof pursuant to Section 10.1 or any mandatory or voluntary prepayment pursuant to this Section 2.5, such prepayment shall be accompanied by the payment of all settlement amounts, fees, costs and expenses, if any, associated with the prepayment of such Loans required to be paid by the Borrower under the applicable Term Loan Interest Rate Agreement or Second Term Loan Interest Rate Agreement."

     1.11  Section  2.5 of the Loan  Agreement  is hereby  amended  to add a new
Section 2.5.4 to read as follows:

          "2.5.4 Application of Payments and Prepayments. Any payments made by Borrower under this Agreement, the Notes or any of the other Loan Documents shall be applied to Obligations owing as of the date of payment in the following order: (i) to any expenses of Bank incurred in connection with this Agreement; (ii) settlement amounts, fees, costs and expenses, if any from prepayment of Loans bearing interest at the Swap Rate; (iii) Make Whole Premium Amounts due from the prepayment of Loans bearing interest at a Fixed Rate, (iv) to interest accrued pursuant to the terms of the Notes;
     (v) to the principal balance of the Revolving Loans; and (vi) to the principal balances of the Term Loan and Second Term Loan in inverse order of maturity."

     1.12  Revised  Article 9  Collateral  Amendments.  To comport  with Revised
Article 9 of the Uniform Commercial Code, effective in Illinois from and after July 1, 2001, the following amendments are hereby made to the Loan Agreement:

                  (a) The definition of "Collateral" in the Loan Agreement is hereby amended to include and add as additional items or descriptions of Collateral, the Collateral set forth on Schedule A.

                  (b) Borrower authorizes Bank to file UCC financing statements and amendments to UCC financing statements and other filings or recordings in all jurisdictions where Bank determines appropriate without any Borrower's signature, and authorizes Bank to describe the Collateral in such financing statements in any manner Bank determines appropriate, including describing it as all assets, personal property, fixtures, rights and interests of the applicable Borrower, now existing or hereafter arising or acquired and wherever located.

                           Borrower acknowledges and agrees that any term describing Collateral in the Loan Agreement or any other Loan Document or in any UCC financing statement or other filing or recording which is susceptible of different scope or meaning, depending upon which version of the Uniform Commercial Code is used or applied, shall be given the broadest and most inclusive definition so as to encompass the greatest amounts, items, descriptions, or types of Collateral. Notwithstanding the foregoing or any other provision of this Amendment, nothing in this Amendment shall be deemed to expand or increase the items or scope of, or criteria for, or change the definition of "Eligible Accounts," "Eligible Inventory" or the "Revolving Loan Borrowing Base". In particular the term "Eligible Accounts" will continue to exclude Accounts other than those arising from the actual sale of Goods in the ordinary course of Borrower's business which meet the eligibility requirements in the definition of "Eligible Accounts."

SECTION 2       REPRESENTATIONS AND WARRANTIES.
                -------------------------------

     Borrower represents and warrants to Bank that:

     2.1 Compliance with Loan Agreement. On the date hereof, Borrower is in compliance with the terms and provisions set forth in the Loan Agreement, and no Event of Default specified in Section 9 of the Loan Agreement nor any event which would, upon notice or lapse of time, or both, constitute such an Event of Default, has occurred.

     2.2 Representations and Warranties. On the date hereof, the representations and warranties and covenants set forth in the Loan Agreement and the other Loan Documents are true and correct with the same effect as though such representations and warranties and covenants had been made on the date hereof, except to the extent that such representations and warranties and covenants expressly relate to an earlier date. Borrower further represents and warrants that none of the proceeds of any Revolving Loan will be used, directly or indirectly, to purchase or carry "margin stock" within the meaning of Regulation U of the Federal Reserve Board.

     2.3 Authority of Borrower. Borrower has full power and authority to enter into this Amendment, to make the borrowings under the Loan Agreement as amended by this Amendment, and to incur and perform the obligations provided for under the Loan Agreement and this Amendment, all of which have been duly authorized by all proper and necessary corporate action. No consent or approval of stockholders or of any public authority or regulatory body is required as a condition to the validity or enforceability of this Amendment.

     2.4 Amendment as Binding Agreement. This Amendment constitutes the valid and legally binding obligation of Borrower, fully enforceable against Borrower, in accordance with its terms.

     2.5 No Conflicting Agreements. The execution and performance by Borrower of this Amendment will not (i) violate any provision of law, any order of any court or other agency of government, or the Certificate of Incorporation or By-Laws of Borrower, or (ii) violate any indenture, contract, agreement or other instrument to which Borrower is a party, or by which its property is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, contract, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Borrower.

SECTION 3       CONDITIONS PRECEDENT.
                --------------------

     The agreement by Bank to amend the Loan Agreement is subject to the following conditions precedent:

     3.1 Borrower shall have delivered to Bank an executed copy of this Amendment.

     3.2 Borrower shall have delivered to Bank an Amended and Restated Revolving Note made by Borrower and payable to the order of Bank, in the form of Exhibit A attached hereto.

     3.3 Borrower shall have delivered to Bank an Amended and Restated Term Note made by Borrower and payable to the order of Bank, in the form of Exhibit B attached hereto.

     3.4 Borrower shall have delivered to Bank an Amended and Restated Second Term Note made by Borrower and payable to the order of Bank, in the form of Exhibit C attached hereto.

     3.5 Borrower shall have executed and delivered to Bank an Eighth Amendment to Mortgage and Assignment of Rents and Leases, in the form of Exhibit D attached hereto.

     3.6 Bank shall have received each of the instruments, documents and agreements set forth on the Loan Closing Checklist set forth in Exhibit E attached hereto.

     3.7 Bank shall have received, in form and substance satisfactory to Bank, each and every agreement, document, note, release, guaranty, certificate, notice, affidavit, exhibit, schedule, resolution, legal opinion, assignment, security agreement, or financing statement, which Bank may reasonably request from Borrower to effect the intent of this Amendment.

     3.8 No Event of Default under Section 9 of the Loan Agreement or event or condition which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, has occurred or is continuing.

SECTION 4       REAFFIRMATION.
                -------------

     Borrower hereby expressly reaffirms and assumes all of Borrower's obligations and liabilities to Bank as set forth in the Loan Agreement and the other Loan Documents and agrees to be bound by and abide by and operate and perform under and pursuant to and comply fully with all of the terms, conditions, provisions, agreements, representations, undertakings, warranties, indemnities, grants of security interests and covenants contained in the Loan Agreement and the other Loan Documents, in so far as such obligations and liabilities may be modified by this Amendment, as though such Loan Agreement and Loan Documents were being re-executed on the date hereof, except to the extent that such terms expressly relate to an earlier date. Borrower ratifies, confirms and affirms without condition, all liens and security interests granted to Bank pursuant to the Loan Agreement and the other Loan Documents (including but not limited all the liens and security interests granted to Bank under the Security Agreement, the Mortgage and the financing statements) and such liens and security interests shall continue to secure the Obligations, including but not limited to, Loans made by Bank to the Borrower under the Loan Agreement as amended by this Amendment, and all extensions renewals, refinancings, amendments or modifications of any of the foregoing.

SECTION 5       GENERAL PROVISIONS.
                ------------------

     5.1 No Changes. Except as expressly provided in this Amendment, the terms and provisions of the Loan Agreement shall remain in full force and effect and are hereby affirmed, confirmed and ratified in all respects.

     5.2 Attorneys Fees and Costs. In addition to the restructuring fee described above, Borrower agrees to reimburse Bank for all of its out of pocket legal fees and expenses incurred in the preparation and documentation of this Amendment and related documents.

     5.3 Governing Law. This Amendment shall be construed in accordance with and governed by the internal laws (as distinguished from the conflicts of law provisions) of the State of Illinois.

     5.4 Counterparts. This Amendment may be executed in any number of counterparts.


     5.5 References. On or after the effective date hereof, each reference in the Loan Agreement or any of the Loan Documents to this "Agreement" or words of like import, shall unless the context otherwise requires, be deemed to refer to the Loan Agreement as amended hereby.

     5.6 No Waiver. No failure on the part of Bank to exercise, and no delay in exercising, any right under the Loan Agreement or any Loan Documents or under this Amendment shall operate as a waiver thereof; nor shall any single or partial exercise of any right under the Loan Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in the Loan Documents are cumulative and are not exclusive of any remedies provided by law or equity.

     5.7 Successors and Assigns. This Amendment shall inure to the benefit of Bank, its successors and assigns and be binding upon Borrower, its successors and assigns.


                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, Borrower and Bank have caused this Amendment to be duly executed by their duly authorized representatives, all as of the date and year first above written.


BORROWER:                       CFC INTERNATIONAL, INC.


                                By: _________________________
                                Title: ________________________



BANK:                           LASALLE BANK NATIONAL ASSOCIATION


                                By: _________________________
                                Title: ________________________

                                     Annex A


-------------------------------- -------------------------------------
       Debt to TNW                    Bank's Cost of Funds, plus
-------------------------------- -------------------------------------
       #1.0:1                                   175 bps
-------------------------------- -------------------------------------
       >1.0<1.5:1                               200 bps
-------------------------------- -------------------------------------
       >1.5<2.0:1                               225 bps
-------------------------------- -------------------------------------
       >2.0:1                                   250 bps
-------------------------------- -------------------------------------

                                     Annex B

-------------------------------- -------------------------------------
         Debt to TNW                    Bank's Cost of Funds, plus
-------------------------------- -------------------------------------
         #1.0:1                                  200 bps
-------------------------------- -------------------------------------
         >1.0<1.5:1                              225 bps
-------------------------------- -------------------------------------
         >1.5<2.0:1                              250 bps
-------------------------------- -------------------------------------
         >2.0:1                                  275 bps
-------------------------------- -------------------------------------

                                   Schedule A

                             COLLATERAL DESCRIPTION

     The word "Collateral" means all assets, personal property, rights, interests and fixtures of Borrower, of any kind or description, tangible or intangible, whether now existing or hereafter arising or acquired, and wherever located, including, but not limited to, the following (all of which property, along with the accessions, accessories, products, increase and Proceeds therefrom, are individually and collectively referred to as the "Collateral"):

     (a) all funds, Deposit Accounts, Instruments, checks, drafts, credits, cash, securities, notes, Investment Property (including all Financial Assets), General Intangibles (including Payment Intangibles, charge card or credit card receivables, interest rate exchange agreements, foreign exchange agreements, and hedging agreements of all types), Letter of Credit Rights, Goods or other property of any type, of, or for the account of, Borrower now or hereafter coming into the possession, control or custody of, or in transit to, Bank or any agent or bailee for Bank or any parent, affiliate or subsidiary of Bank or any participant with Bank in the loans to Borrower (whether for safekeeping, deposit, collection, custody, pledge, transmission or otherwise), including all earnings, dividends, interest, or other rights in connection therewith and the products and Proceeds therefrom, including the proceeds of insurance thereon; and

     (b) the additional property of Borrower, whether now existing or hereafter arising or acquired, and wherever now or hereafter located, together with all additions, increase, accessories, and accessions thereto, substitutions for, and replacements, products and Proceeds therefrom, and all of Borrower's books and records and recorded data relating thereto (regardless of the medium of recording together with all of Borrower's right, title and interest in and to all computer software required to utilize, create, maintain and process any such records or data on electronic media), identified and set forth as follows:

          (i) All Accounts (whether or not Eligible Accounts and including Health Care Insurance Receivables) and all Goods whose sale, lease or other disposition by Borrower has given rise to Accounts and have been returned to, or repossessed or stopped in transit by, Borrower, or rejected or refused by an Account Debtor;

          (ii) All Inventory (whether or not Eligible Inventory) including raw materials, work in process and finished goods, and whether or not delivered or held in stock, on consignment, leased or otherwise;

          (iii) All Goods (including Goods with Embedded Software) and Fixtures, including, without limitation, Equipment (including Equipment with Embedded Software), vehicles, furniture, Fixtures, Manufactured Homes, Farm Products, timber and extracted minerals;

          (iv) All General Intangibles, including but not limited to Payment Intangibles, Software, trademarks (including related goodwill), patents, copyrights, trade secrets, computer and electronic data and records, licensed rights, lease rights, interest rate exchange agreements, foreign exchange agreements, hedging agreements of all types, and all other contractual or legal rights and interests not covered by other descriptions or types of Collateral;

          (v) All Investment Property and Deposit Accounts;

          (vi) All Chattel Paper, Electronic Chattel Paper, Instruments, notes, Documents, Letter of Credit Rights, letters of credit and proceeds of letters of credit, Supporting Obligations, notes secured by real estate, and Commercial Tort Claims;

          (vii) All Real Property of Borrower, including Fixtures, As-Extracted Minerals and uncut timber (to the extent not Goods);

          (viii) All life insurance policies and rights thereunder and proceeds thereof; and

          (ix) All Proceeds, including insurance policies and proceeds insuring the foregoing property or any part thereof, including unearned premiums.

     Except for the terms "Collateral," "Bank," "Borrower," "Account Debtor," "Real Property," "Eligible Accounts" and "Eligible Inventory," each capitalized term used in this description of the Collateral shall have the meaning given to it in the Uniform Commercial Code in effect from time to time in the State of Illinois.

                              AMENDED AND RESTATED
                                 REVOLVING NOTE

$5,500,000                                                      January 31, 2003

     CFC International, Inc., a Delaware corporation (the "Borrower"), for value received, hereby promises to pay to the order of LaSalle Bank National Association, a national banking association (the "Bank"), on April 1, 2005, the principal sum of Five Million Five Hundred Thousand Dollars ($5,500,000), or such lesser amount of all of the then outstanding advances made by the Bank to the Borrower pursuant to Section 2.1 of the "Loan Agreement" (as hereinafter defined), together with interest on any and all principal amounts remaining unpaid hereunder from time to time from the date hereof until paid at the rates and payable as provided in the Loan Agreement.

     Any amount of interest or principal hereof which is not paid when due, whether on a Monthly Payment Date (as defined in the Loan Agreement), at stated maturity, by acceleration or otherwise, shall bear interest payable on demand at the "Default Rate" (as defined in the Loan Agreement).

     All payments of principal and interest on this Note shall be payable in lawful money of the United States of America. In no event shall the interest payable exceed the highest rate permitted by law. Principal and interest shall be paid to the Bank at its office at 135 South LaSalle Street, Chicago, Illinois 60603 or at such other place as the holder of this Note may designate in writing to the Borrower. The Bank may charge any deposit or other account maintained by the Borrower with the Bank or any of the Bank's affiliates amounts equal to all payments of principal, accrued interest and fees from time to time as they come due and payable hereunder or under any agreement pursuant to which this Note was issued. All payments hereunder shall be applied as provided in the Loan Agreement. In determining the Borrower's liability to the Bank hereunder, the books and records of the Bank shall be controlling absent manifest error.

     This Note evidences certain indebtedness incurred under the Amended and Restated Loan and Security Agreement, dated as of May 17, 2001, between the Borrower and the Bank (as heretofore and hereafter amended, the "Loan Agreement"), to which reference is hereby made for a statement of the terms and conditions under which the due date of this Note or any payment thereon may be accelerated or is automatically accelerated, or under which this Note may be prepaid or is required to be prepaid. All capitalized terms used herein shall, unless otherwise defined herein, have the meanings set forth in the Loan Agreement. The holder of this Note is entitled to all of the benefits provided in said Loan Agreement and the Loan Documents referred to therein. The Borrower agrees to pay all reasonable costs of collection and all reasonable attorneys' fees paid or incurred in enforcing any of the Bank's rights hereunder promptly on demand of the Bank and as more fully set forth in the Loan Agreement.

     This Note is secured by, among other things, a security interest in the Collateral granted to Bank pursuant to the Loan Agreement.

     Upon the occurrence of an Event of Default under the Loan Agreement, the outstanding indebtedness evidenced by this Note, together with all accrued interest, shall be due and payable in accordance with the terms of the Loan Agreement, without notice to or demand upon the Borrower, and the Bank may exercise all of its rights and remedies reserved to it under the Loan Agreement or applicable law.

     The Borrower, endorsers and all other parties to this Note waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Loan Agreement. In any action on this Note, the Bank or its assignee need not file the original of this Note, but need only file a photocopy of this Note certified by the Bank or such assignee to be a true and correct copy of this Note.

     No delay on the part of the Bank in exercising any right under this Note, any security agreement, guaranty or other undertaking affecting this Note, shall operate as a waiver of such right or any other right under this Note, nor shall any omission in exercising any right on the part of the Bank under this Note operate as a waiver of any other rights.

     If any provision of this Note or the application thereof to any party or circumstance is held invalid or unenforceable, the remainder of this Note and the application of such provision to other parties or circumstances will not be affected thereby and the provisions of this Note shall be severable in any such instance. All references to the singular shall be deemed to include the plural, and vice versa, where the context so requires.

     THE BORROWER HEREBY WAIVES ANY RIGHT THE BORROWER MAY NOW OR HEREAFTER HAVE TO SUBMIT ANY CLAIM, ISSUE OR DEFENSE ARISING HEREUNDER OR UNDER THE OTHER DOCUMENTS RELATING TO THIS NOTE TO A TRIAL BY JURY.

     This Note constitutes a renewal and restatement of, and replacement and substitution for, the Revolving Note dated May 17, 2001 of the Borrower made payable to the order of Bank in the principal amount of Five Million Five Hundred Thousand Dollars ($5,500,000.00) (the "Original Note"). The indebtedness evidenced by the Original Note is continuing indebtedness, and nothing herein shall be deemed to constitute a payment, settlement or novation of the Original Note, or to release or otherwise adversely affect any lien, mortgage or security interest securing such indebtedness or any rights of the Bank against any guarantor, surety or other party primarily or secondarily liable for such indebtedness.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     This Note shall be deemed to have been made under and shall be governed in accordance with the internal laws and not the conflict of law rules of the State of Illinois.



                           CFC INTERNATIONAL, INC.

                           By:
                                -----------------------
                           Title:
                                -----------------------

                              AMENDED AND RESTATED
                                    TERM NOTE

$2,349,162                                                      January 31, 2003

     CFC International, Inc., a Delaware corporation (the "Borrower"), for value received, hereby promises to pay to the order of LaSalle Bank National Association, a national banking association (the "Bank"), the principal sum of Two Million Three Hundred Forty-Nine Thousand One Hundred Sixty-Two Dollars ($2,349,162), in sixty (60) equal monthly installments of principal, each in the amount of Thirteen Thousand Fifty-One and No/100 Dollars ($13,051), plus interest accrued thereof, commencing on February 1, 2003 and continuing on the first day of each month thereafter, unless such day is not a Business Day (as defined in the Loan Agreement (defined hereunder)), then on the next succeeding Business Day, with a final installment of the then outstanding principal balance together with all interest accrued thereon on January 31, 2008.

     Any and all principal amounts remaining unpaid hereunder from time to time shall bear interest from the date hereof until paid, computed on the basis of actual number of days elapsed over a 360-day year, payable on the first day of each month commencing February 1, 2003, at the interest rate provided in Section
2.2.3 of the Loan Agreement, calculated on the basis of actual days elapsed over a 360-day year.

     This Note may be prepaid in whole or in part in accordance with the terms of the Loan Agreement.

     Any amount of interest or principal hereof which is not paid when due, whether on the first day of the month, at stated maturity, by acceleration or otherwise, shall bear interest payable on demand at the "Default Rate" (as such term is defined in the Loan Agreement).

     All payments of principal and interest on this Note shall be payable in lawful money of the United States of America. In no event shall the interest payable exceed the highest rate permitted by law. Principal and interest shall be paid to Bank at 135 South LaSalle Street, Chicago, Illinois 60603, or at such other place as the holder of this Note may designate in writing to Borrower. Borrower authorizes Bank to charge its account maintained with Bank in amounts equal to all payments of principal, accrued interest, and fees from time to time as they come due and payable hereunder or under any agreement pursuant to which this Note was issued. All payments hereunder shall be applied as provided in the Loan Agreement. In determining Borrower's liability to the Bank hereunder, the books and records of the Bank shall be controlling absent arithmetic or manifest error.

     This Note evidences certain indebtedness incurred under that certain Amended and Restated Loan and Security Agreement, dated as of May 17, 2001 between Borrower and Bank (as heretofore or hereafter amended, the "Loan Agreement), to which reference is hereby made for a statement of the terms and conditions under which the due date of this Note or any payment thereon may be accelerated or is automatically accelerated, or under which this Note may be prepaid or is required to be prepaid. All capitalized terms used herein shall, unless otherwise defined herein, have the meanings set forth in the Loan Agreement. The holder of this Note is entitled to all of the benefits provided in said Loan Agreement and the Loan Documents referred to herein. Borrower agrees to pay all costs of collection and all reasonable attorneys' fees paid or incurred in enforcing any of the Bank's rights hereunder promptly on demand of the Bank and as more fully set forth in the Loan Agreement.

     Except as set forth in the Loan Agreement, Borrower, endorsers and all other parties to this Note waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Loan Agreement. In any action on this Note, the Bank or its assignee need not file the original of this Note, but need only file a photocopy of this Note certified by the Bank or such assignee to be a true and correct copy of this Note.

     This is the Term Note referred to in the Loan Agreement. This Note is secured by, among other things a security interest in the Collateral granted to the Bank pursuant to the Loan Agreement and the other Loan Documents.

     No delay on the part of the Bank in exercising any right under this Note, any security agreement, guaranty or other undertaking affecting this Note, shall operate as a waiver of such right or any other right under this Note, nor shall any omission in exercising any right on the part of the Bank under this Note operate as a waiver of any other rights.

     Upon the occurrence and during the continuation of an Event of Default under the Loan Agreement and the expiration of any applicable grace or cure periods under the Loan Agreement, the outstanding indebtedness evidenced by this Note, together with all accrued interest, shall be due and payable in accordance with the terms of the Loan Agreement, without notice to or demand upon any Borrower except as otherwise set forth in the Loan Agreement, and the Bank may exercise all of its rights and remedies reserved to it under the Loan Agreement or applicable law.

     If any provision of this Note or the application thereof to any party of circumstance is held invalid or unenforceable, the remainder of this Note and the application of such provision to other parties or circumstances will not be affected thereby and the provisions of this Note shall be severable in any such instance.

     This Note shall be in replacement of and in substitution for that certain Replacement Term Note dated November 13, 1998, in the original principal amount of $2,625,000.00, made by Borrower and payable to the order of Bank (the "Original Note"). The indebtedness evidenced by the Original Note is continuing indebtedness, and nothing herein shall be deemed to constitute a payment, settlement or novation of the Original Note, or to release or otherwise adversely affect any lien, mortgage or security interest securing such indebtedness or any rights of the Bank against any guarantor, surety or other party primarily or secondarily liable for such indebtedness.

     BORROWER HEREBY WAIVES ANY RIGHT SUCH BORROWER MAY NOW OR HEREAFTER HAVE TO SUBMIT ANY CLAIM, ISSUE OR DEFENSE ARISING HEREUNDER OR UNDER THE OTHER DOCUMENTS RELATING TO THIS NOTE TO A TRIAL BY JURY.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     This Note shall be deemed to have been made under and shall be governed in accordance with the internal laws and not the conflict of law rules of the State of Illinois.

                               CFC INTERNATIONAL, INC.


                               By:
                                  ----------------------
                               Title:
                                  ----------------------

                              AMENDED AND RESTATED
                                SECOND TERM NOTE

$4,806,574                                                      January 31, 2003

     CFC International, Inc., a Delaware corporation (the "Borrower"), for value received, hereby promises to pay to the order of LaSalle Bank National Association, a national banking association (the "Bank"), the principal sum of Four Million Eight Hundred Six Thousand Five Hundred Seventy-Four Dollars ($4,806,574), in sixty (60) equal monthly installments of principal, each in the amount of Sixty-Six Thousand Seven Hundred Fifty and No/100 Dollars ($66,750), plus interest accrued thereof, commencing on February 1, 2003 and continuing on the first day of each month thereafter, unless such day is not a Business Day (as defined in the Loan Agreement (defined hereunder)), then on the next succeeding Business Day, with a final installment of the then outstanding principal balance together with all interest accrued thereon on January 31, 2008.

     Any and all principal amounts remaining unpaid hereunder from time to time shall bear interest from the date hereof until paid, computed on the basis of actual number of days elapsed over a 360-day year, payable on the first day of each month commencing February 1, 2003, at the interest rate provided in Section
2.3.3 of the Loan Agreement, calculated on the basis of actual days elapsed over a 360-day year.

     This Note may be prepaid in whole or in part in accordance with the terms of the Loan Agreement.

     Any amount of interest or principal hereof which is not paid when due, whether on the first day of the month, at stated maturity, by acceleration or otherwise, shall bear interest payable on demand at the "Default Rate" (as such term is defined in the Loan Agreement).

     All payments of principal and interest on this Note shall be payable in lawful money of the United States of America. In no event shall the interest payable exceed the highest rate permitted by law. Principal and interest shall be paid to Bank at 135 South LaSalle Street, Chicago, Illinois 60603, or at such other place as the holder of this Note may designate in writing to Borrower. Borrower authorizes Bank to charge its account maintained with Bank in amounts equal to all payments of principal, accrued interest, and fees from time to time as they come due and payable hereunder or under any agreement pursuant to which this Note was issued. All payments hereunder shall be applied as provided in the Loan Agreement. In determining Borrower's liability to the Bank hereunder, the books and records of the Bank shall be controlling absent arithmetic or manifest error.

     This Note evidences certain indebtedness incurred under that certain Amended and Restated Loan and Security Agreement, dated as of May 17, 2001 between Borrower and Bank (as heretofore or hereafter amended, the "Loan Agreement), to which reference is hereby made for a statement of the terms and conditions under which the due date of this Note or any payment thereon may be accelerated or is automatically accelerated, or under which this Note may be prepaid or is required to be prepaid. All capitalized terms used herein shall, unless otherwise defined herein, have the meanings set forth in the Loan Agreement. The holder of this Note is entitled to all of the benefits provided in said Loan Agreement and the Loan Documents referred to herein. Borrower agrees to pay all costs of collection and all reasonable attorneys' fees paid or incurred in enforcing any of the Bank's rights hereunder promptly on demand of the Bank and as more fully set forth in the Loan Agreement.

     Except as set forth in the Loan Agreement, Borrower, endorsers and all other parties to this Note waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Loan Agreement. In any action on this Note, the Bank or its assignee need not file the original of this Note, but need only file a photocopy of this Note certified by the Bank or such assignee to be a true and correct copy of this Note.

     This is the Second Term Note referred to in the Loan Agreement. This Note is secured by, among other things a security interest in the Collateral granted to the Bank pursuant to the Loan Agreement and the other Loan Documents.

     No delay on the part of the Bank in exercising any right under this Note, any security agreement, guaranty or other undertaking affecting this Note, shall operate as a waiver of such right or any other right under this Note, nor shall any omission in exercising any right on the part of the Bank under this Note operate as a waiver of any other rights.

     Upon the occurrence and during the continuation of an Event of Default under the Loan Agreement and the expiration of any applicable grace or cure periods under the Loan Agreement, the outstanding indebtedness evidenced by this Note, together with all accrued interest, shall be due and payable in accordance with the terms of the Loan Agreement, without notice to or demand upon any Borrower except as otherwise set forth in the Loan Agreement, and the Bank may exercise all of its rights and remedies reserved to it under the Loan Agreement or applicable law.

     If any provision of this Note or the application thereof to any party of circumstance is held invalid or unenforceable, the remainder of this Note and the application of such provision to other parties or circumstances will not be affected thereby and the provisions of this Note shall be severable in any such instance.

     This Note shall be in replacement of and in substitution for that certain Second Term Note dated May 17, 2001, in the original principal amount of $5,773,336.00, made by Borrower and payable to the order of Bank (the "Original Note"). The indebtedness evidenced by the Original Note is continuing indebtedness, and nothing herein shall be deemed to constitute a payment, settlement or novation of the Original Note, or to release or otherwise adversely affect any lien, mortgage or security interest securing such indebtedness or any rights of the Bank against any guarantor, surety or other party primarily or secondarily liable for such indebtedness.

     BORROWER HEREBY WAIVES ANY RIGHT SUCH BORROWER MAY NOW OR HEREAFTER HAVE TO SUBMIT ANY CLAIM, ISSUE OR DEFENSE ARISING HEREUNDER OR UNDER THE OTHER DOCUMENTS RELATING TO THIS NOTE TO A TRIAL BY JURY.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     This Note shall be deemed to have been made under and shall be governed in accordance with the internal laws and not the conflict of law rules of the State of Illinois.

                               CFC INTERNATIONAL, INC.


                               By:
                                  ----------------------
                               Title:
                                  ----------------------

                             SECRETARY'S CERTIFICATE

     I, Dennis Lakomy, Secretary of CFC International, Inc., a Delaware corporation (the "Company"), in connection with the First Amendment to Amended and Restated Loan and Security Agreement dated January 31, 2003 by and between the Company and LaSalle Bank National Association, HEREBY CERTIFY that:

     1. Attached hereto as Exhibit I is a true, correct and complete copy of the Certificate of Incorporation of the Company as in effect on the date hereof.

     2. Attached hereto as Exhibit II is a true, correct and complete copy of the by-laws of the Company as in effect on the date hereof.

     3. Attached hereto as Exhibit III is a true, correct and complete copy of the resolutions duly adopted by the Board of Directors of the Company, which resolutions have not been revoked, modified, amended or rescinded and are still in full force and effect.

     4. The persons named in Exhibit IV attached hereto have been duly elected, have duly qualified and are acting officers of the Company holding on the date hereof the respective offices set forth therein opposite their names, and the signatures set forth therein opposite their names are their genuine signatures.

     IN WITNESS WHEREOF, I have executed this certificate on behalf of the Company this 31 day of January, 2003.


                 CFC International, Inc., a Delaware corporation

                 By:________________________________